                                                                    EXHIBIT 99.1



                    CONSENT OF DIRECTOR PURSUANT TO RULE 438


                          OF THE SECURITIES ACT OF 1933



        I hereby consent to serve as a Director of American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), upon completion of its initial public offering of Common Stock. I further consent to being named as a future director of the Company in the Company's Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission on or about August 14, 1997.



Dated: August 14, 1997                  /s/ Ray McKewon
       -----------------------          -------------------------------------
                                        Ray McKewon

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438


                          OF THE SECURITIES ACT OF 1933



        I hereby consent to serve as a Director of American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), upon completion of its initial public offering of Common Stock. I further consent to being named as a future director of the Company in the Company's Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission on or about August 14, 1997.



Dated: August 14, 1997                  /s/ Richard T. Pratt
       -----------------------          -------------------------------------
                                        Richard T. Pratt

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438


                          OF THE SECURITIES ACT OF 1933



        I hereby consent to serve as a Director of American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), upon completion of its initial public offering of Common Stock. I further consent to being named as a future director of the Company in the Company's Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission on or about August 14, 1997.



Dated: August 14, 1997                  /s/ Mark J. Riedy
       -----------------------          -------------------------------------
                                        Mark J. Riedy

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438


                          OF THE SECURITIES ACT OF 1933



        I hereby consent to serve as a Director of American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), upon completion of its initial public offering of Common Stock. I further consent to being named as a future director of the Company in the Company's Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission on or about August 14, 1997.



Dated: August 14, 1997                  /s/ H. James Brown
       -----------------------          -------------------------------------
                                        H. James Brown